Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. AMENDMENT NO. 3 TO THE REGISTRATION RIGHTS AGREEMENT This AMENDMENT NO. 3 TO THE REGISTRATION RIGHTS AGREEMENT (this “Amendment No. 3”), dated as of April 26, 2023, is made by and among (a) Polestar Automotive Holding UK PLC, a public limited company organized under the laws of England and Wales (the “Company”), (b) Zibo High-Tech Industrial Investment Co., Ltd., Zibo Financial Holding Group Co., Ltd, Chongqing Liangjiang ( ), Northpole GLY 1 LP, GLY New Mobility 1. LP, SNITA Holding B.V. (“Snita”), PSD Investment Limited (collectively, the “Parent Holders”) and (c) Gores Guggenheim Sponsor LLC, a Delaware limited liability company (the “Sponsor”), Randall Bort, Elizabeth Marcellino and Nancy Tellem (collectively, the “Gores Holders,” and together with the Company, Zibo High-Tech Industrial Investment Co., Ltd., Zibo Financial Holding Group Co., Ltd, Chongqing Liangjiang ( ), Northpole GLY 1 LP, GLY New Mobility 1. LP, Snita, Parent Holders and Sponsor, the “RRA Parties”) and amends that certain Registration Rights Agreement, dated as of September 27, 2021, by and among the RRA Parties, as amended by that certain Amendment No. 1 to the Registration Rights Agreement, dated December 17, 2021, by and among the RRA Parties (“Amendment No. 1”) and that certain Amendment No. 2 to the Registration Rights Agreement, dated as of March 24, 2022, by and among the RRA Parties (“Amendment No. 2,” and such Registration Rights Agreement as amended, the “Registration Rights Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in that certain Business Combination Agreement, dated as of September 27, 2021, by and among Gores Guggenheim, Inc., a Delaware corporation, Polestar Automotive (Singapore) Pte. Ltd., a private company limited by shares in Singapore and Polestar Holding AB, a private limited company incorporated under the laws of Sweden, the Company and PAH UK Merger Sub Inc., a Delaware corporation, as amended from time to time. RECITALS WHEREAS, the RRA Parties entered into the Registration Rights Agreement on September 27, 2021, Amendment No. 1 on December 17, 2021 and Amendment No. 2 on March 24, 2022; WHEREAS, the Company, as borrower, and Snita, as original lender and agent, entered into the credit agreement in relation to a USD 800,000,000 term loan facility (the “Facility Agreement”); WHEREAS, as provided for in the Facility Agreement, Snita has the option to convert all or part of any loan outstanding under the Facility Agreement, into shares of Polestar in connection with a QEO (as defined in the Facility Agreement) at the QEO Conversion Price (as defined in the Facility Agreement) (such shares, the “Conversion Shares”); 2 WHEREAS, pursuant to the Facility Agreement, the Company has agreed to include any Conversion Shares into the definition of Registrable Securities of the Registration Rights Agreement; WHEREAS, pursuant to the sale and purchase agreement between Snita and PSINV AB ("PSINV") dated November 22, 2022, PSINV transferred all its shares in Polestar Automotive Holding Limited ("PSHK") to Snita and following the execution of the Assignment and Assumption Agreement, PSHK and PSINV no longer (i) hold or have the right to receive any shares in the Company, or (ii) need to be a party to this Agreement; and NOW THEREFORE, in consideration of the covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: 1. The Amendments. (a) Section 1.1 of the Registration Rights Agreement is hereby amended to restate the definitions of “Registrable Security” and “Permitted Transferees” in their entirety as follows: “Permitted Transferees”; has the meaning given to it in Section 2.06 of the Business Combination Agreement; and “Registrable Security” means: (a) (i) any Shares, Class C-2 Shares or ListCo Warrants issued at the closing of the Transactions pursuant to the Business Combination Agreement (including, without limitation, any Shares issued pursuant to a Subscription Agreement) to Holders and that have, in each case, been deposited with the Depository Bank in accordance with the Deposit Agreement, (ii) any Shares to be represented by Class A ADSs issued in accordance with the Deposit Agreement and that are hereafter acquired by a Holder upon exercise of any rights associated with their Converted Class C-1 ADSs, Class C- 2 ADSs or ListCo AD Warrants (as the case may be), (b) any Shares issuable upon the conversion of the VCC Preference Shares, the Class B ordinary shares or Earn Out Class B Shares and to be represented by Class A ADSs issued in accordance with the Deposit Agreement, (c) any Earn Out Class A Shares issued pursuant to the Business Combination Agreement and to be represented by Class A ADSs upon deposit of such Earn Out Class A 3 Shares with the Depository Bank in accordance with the Deposit Agreement, (d) any Shares, Class C-1 Shares, Class C-2 Shares, or ListCo Warrants (as the case may be) issued or issuable with respect to the securities referred to in the foregoing clauses (a), (b) and (c) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise to be represented by Class A ADSs, Converted Class C-1 ADSs, Class C-2 ADSs or ListCo AD Warrants (as the case may be) issued in accordance with the Deposit Agreement, (e) any Class A ADSs, Converted Class C- 1 ADSs, Class C-2 ADSs or ListCo AD Warrants (as the case may be), representing Shares, Class C- 1 Shares, Class C-2 Shares or ListCo Warrants, VCC Preference Shares, Class B ordinary shares, Earn Out Class B Shares and Earn Out Class A Shares described in the foregoing clauses (a), (b), (c) and (d) (as the case may be); and (f) any Conversion Shares; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) the Shares, Class C- 1 Shares, Class C-2 Shares, ListCo Warrants, VCC Preference Shares, Class B ordinary shares, Earn Out Class B Shares, Earn Out Class A Shares, Class A ADSs, Converted Class C-1 ADSs, Class C-2 ADSs, ListCo AD Warrants or Conversion Shares described in foregoing clauses (a), (b), (c), (d), (e) and (f) shall have been otherwise transferred, new certificates for such securities not bearing (or book entry positions not subject to) a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; or (iv) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction. 4 (b) Section 2.1 of the Registration Rights Agreement is amended and restated as follows: (a) The Company shall, as soon as practicable, but in any event no later than the date that is thirty (30) calendar days after the closing of the Transactions, file a Registration Statement under the Securities Act to permit the public resale by the Holders of all the Registrable Securities held by the Holders from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) on the terms and conditions specified in this Section 2.1(a) and shall use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing thereof, but in no event later than sixty (60) calendar days following the filing deadline (the “Effectiveness Deadline”); provided that the Effectiveness Deadline shall be extended to ninety (90) calendar days after the filing deadline if the Registration Statement is reviewed by, and receives comments from, the Commission. The Company shall also, as soon as practicable, but in any event no later than the date that is ninety (90) calendar days after a QEO Conversion Date (as defined in the Facility Agreement), file a Registration Statement under the Securities Act to permit the public resale by Snita of any Conversion Shares from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) on the terms and conditions specified in this Section 2.1(a) and shall use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing thereof. The Registration Statements filed with the Commission pursuant to this Section 2.1(a) shall be on a shelf Registration Statement on Form F-1 (each such shelf Registration Statement, a “Form F-1 Shelf”) or such other form of Registration Statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement. A Registration Statement filed pursuant to this Section 2.1(a) shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders. The Company shall use its reasonable best efforts to cause a Registration Statement filed pursuant to this Section 2.1(a) to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that

5 another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. When effective, a Registration Statement filed pursuant to this Section 2.1(a) (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus contained in such Registration Statement, in the light of the circumstances under which such statement is made). (b) The Company shall use its reasonable best efforts to replace any Form F-1 Shelf, filed or to be filed pursuant to Section 2.1(a), with a shelf Registration Statement on Form F-3 (a “Form F-3 Shelf”), or to convert or combine any such Form F-1 Shelf into a Form F-3 Shelf, in each case as promptly as practicable after the Company is eligible to use a Form F-3 Shelf and have the Form F- 3 Shelf declared effective as promptly as practicable and to cause such Form F-3 Shelf to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. (c) Subject to the limitations set forth in Section 2.7, at any time and from time to time following the effectiveness of any shelf Registration Statement required by Section 2.1(a) or Section 2.1(b), (A) each of the Sponsor, or at least a majority in interest of the then-outstanding number of Registrable Securities (excluding any Conversion Shares) held by the Parent Holders (such majority in interest, the “Parent Demanding Holders”), or (B) Snita (only with respect to any Conversion Shares held by it), may request to sell all or a portion of their Registrable Securities in an underwritten offering that is registered pursuant to the applicable shelf Registration Statement, including a Block Trade (a “Shelf Underwritten Offering”), provided that the Sponsor, the Parent Demanding Holders, or Snita (only with respect to any 6 Conversion Shares), as the case may be, (i) reasonably expects to sell Registrable Securities yielding aggregate gross proceeds in excess of $50,000,000 from such Shelf Underwritten Offering or (ii) reasonably expects to sell all of the Registrable Securities held by such Holder in such Shelf Underwritten Offering (the amount of Registrable Securities pursuant to the foregoing clause (i) or (ii), as applicable, the “Minimum Amount”). All requests for a Shelf Underwritten Offering shall be made by giving written notice to the Company (the “Shelf Take Down Notice”). Each Shelf Takedown Notice shall specify the approximate number of Registrable Securities proposed to be sold in the Shelf Underwritten Offering and the expected price range (net of underwriting discounts and commissions) of such Shelf Underwritten Offering. Within five (5) Business Days after receipt of any Shelf Take Down Notice, the Company shall give written notice of such requested Shelf Underwritten Offering to all other Holders of Registrable Securities (the “Company Shelf Takedown Notice”) and, subject to the provisions of Section 2.2(d) shall include in such Shelf Underwritten Offering all Registrable Securities with respect to which the Company has received written requests for inclusion therein, within five (5) Business Days after sending the Company Shelf Takedown Notice, or, in the case of a Block Trade, as provided in Section 2.5. The Company shall enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the managing Underwriter or Underwriters selected by the applicable Holders and reasonably acceptable to the Company and shall take all such other reasonable actions as are requested by the managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Registrable Securities. In connection with any Shelf Underwritten Offering contemplated by this Section 2.1(c), subject to Section 3.3 and Article IV, the underwriting agreement into which each Holder and the Company shall enter shall contain such representations, covenants, indemnities and other rights and obligations as are customary in underwritten offerings of securities by the Company. Any Shelf Underwritten Offering effected pursuant to this Section 2.1(c) shall be counted as a Registration for purposes of the limit on the number of Registrations that can be effected under Section 2.2. (c) Section 2.2 (a) of the Registration Rights Agreement is amended and restated as follows: (a) Subject to the provisions of Section 2.7, at any time and from time to time on or after the closing of the Transactions: 7 (A) with respect to the Registrable Securities (excluding any Conversion Shares), each of (i) the Gores Holders of at least a majority in interest of the then-outstanding number of such Registrable Securities held by the Gores Holders (the “Gores Demanding Holders”) and (ii) the Parent Demanding Holders, or (B) with respect to the Conversion Shares, Snita (Snita together with the Gores Demanding Holders and the Parent Demanding Holders, the “Demanding Holders” and each a “Demanding Holder”), may make a written demand for Registration of all or part of their Registrable Securities on (1) Form F-1 or (2) if available, Form F-3, which in the case of either clause (1) or (2), may be a shelf Registration Statement filed pursuant to Rule 415 under the Securities Act, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, promptly following the Company’s receipt of a Demand Registration (and, in any event, within twenty days of its receipt of such Demand Registration), notify, in writing all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within ten (10) days after the receipt by the Holder of the notice from the Company. For the avoidance of doubt, to the extent a Requesting Holder also separately possesses Demand Registration rights pursuant to this Section 2.2(a)(A), but is not the Holder who exercises such Demand Registration rights, the exercise by such Requesting Holder of its requesting rights pursuant to the foregoing sentence shall not count as the exercise by it of one of its Demand Registration rights; provided, however, that, unless a Holder exercises one of its Demand Registration rights, no Holder shall be entitled to have their Registrable Securities included in a Registration pursuant to a Section 2.2(a)(B) Demand Registration relating only to Conversion Shares by Snita and the Company shall not have to effect the Registration of any Registrable Securities held by any Holder other than Snita in connection with a 8 Demand Registration by Snita that relates only to Conversion Shares. Upon receipt by the Company of any such written notification from a Requesting Holder to the Company, subject to Section 2.2(d), such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall effect, as soon thereafter as practicable, the Registration of all Registrable Securities requested by the Demanding Holder(s) and Requesting Holder(s), if any, pursuant to such Demand Registration. (d) Section 2.2 (d) of the Registration Rights Agreement is amended and restated as follows: (d) If a Demand Registration is to be an Underwritten Offering and the managing Underwriter or Underwriters, in good faith, advises the Company, the Demanding Holder(s) and the Requesting Holder(s) (if any) in writing that, in its opinion, the dollar amount or number of Registrable Securities that the Demanding Holder(s) and the Requesting Holder(s) (if any) desire to sell, taken together with all other Registrable Securities or other equity securities that the Company desires to sell for its own account and the securities, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in such Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities (excluding any Conversion Shares) of the Demanding Holder(s) and the Requesting Holder(s) (if any) (pro rata based on the total amount of Registrable Securities (excluding any Conversion Shares) held by each such Demanding Holder and Requesting Holder (if any) (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities or other equity securities that the Company desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), any Conversion

9 Shares held by Snita that can be sold without exceeding the Maximum Number of Securities, and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) to (iii), the Registrable Securities or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities. (e) Section 2.4(a) and Section 2.4(b) of the Registration Rights Agreement are amended and restated as follows: (a) If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including pursuant to Section 2.2), other than an Exempted Registration Statement, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities, which are not subject to a lock-up agreement or similar transfer restriction within the Company’s planned execution period of the offering contemplated by such Registration Statement, as soon as practicable but not less than ten (10) days (or, in the case of a Block Trade, five (5) Business Days) before the anticipated filing date of such Registration Statement, which notice shall (i) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution (including whether such registration will be pursuant to a shelf Registration Statement), and the proposed price and name of the proposed managing Underwriter or Underwriters, if any, in such offering, (ii) such Holders’ rights under this Section 2.4 and (iii) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (or in the case of a Block Trade, within two (2) Business Days) (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities identified in a Holder’s response notice described in the foregoing sentence to be included in such Piggyback Registration and shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering, if any, to permit the Registrable Securities requested by the Holders pursuant to this Section 2.4(a) to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company or Company stockholder(s) for whose account the 10 Registration Statement is to be filed included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.4(a), subject to Section 3.3 and Article IV, shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company or Company stockholder(s) for whose account the Registration Statement is to be filed. For purposes of this Section 2.4, the filing by the Company of an automatic shelf Registration Statement for offerings pursuant to Rule 415(a) that omits information with respect to any specific offering pursuant to Rule 430B shall not trigger any notification or participation rights hereunder until such time as the Company amends or supplements such Registration Statement to include information with respect to a specific offering of securities (and such amendment or supplement shall trigger the notice and participation rights provided for in this Section 2.4). (b) If a Piggyback Registration is to be an Underwritten Offering and the managing Underwriter or Underwriters, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that, in its opinion, the dollar amount or number of the Registrable Securities that the Company desires to sell, taken together with (x) the Registrable Securities, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (y) the Registrable Securities as to which registration has been requested pursuant Section 2.4, and (z) the Registrable Securities, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then: (i) if the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (1) first, the Registrable Securities or other equity securities that the Company desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities, (2) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (1), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.4(a), Pro Rata, which can be sold without exceeding the Maximum 11 Number of Securities, (3) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (1) and (2), any Conversion Shares that Snita requests to be registered pursuant to Section 2.4(a) without exceeding the Maximum Number of Securities, and (4) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (1) to (3), the Registrable Securities, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities; and (ii) if the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (1) first, the Registrable Securities or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities, (2) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (1), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to this Section 2.4(a), Pro Rata, which can be sold without exceeding the Maximum Number of Securities, (3) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (1) and (2), the Registrable Securities or other equity securities that the Company desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities, (4) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (1) to (3), any Conversion Shares that Snita might desire to sell and that can be sold without exceeding the Maximum Number of Securities, and (5) fifth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (1) to (4), the Registrable Securities or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities. 12 (f) The sentence “Subject to the Company’s obligations under the Subscription Agreements, any removal of shares of the Holders pursuant to this Section 2.6 shall first be applied to Holders other than the Holders with securities registered for resale under the applicable Registration Statement and thereafter allocated between the Holders on a pro rata basis based on the aggregate amount of Registrable Securities held by the Holders.” in Section 2.6 of the Registration Rights Agreement shall be replaced with the following sentence: “Subject to the Company’s obligations under the Subscription Agreements, any removal of shares of the Holders pursuant to this Section 2.6 shall first be applied to Holders other than the Holders with securities registered for resale under the applicable Registration Statement and thereafter allocated between the Holders on a pro rata basis based on the aggregate amount of Registrable Securities held by the Holders and registered for resale under the applicable Registration Statement.” (g) Section 2.7 (b) of the Registration Rights Agreement is amended and restated as follows: (b) Notwithstanding anything in this Agreement to the contrary, (A) in no event will the Parent Holders be entitled, on a collective basis and with respect to any of the Registrable Securities held by them (excluding any Conversion Shares), to initiate more than (i) an aggregate of ten (10) Registrations pursuant to a Demand Registration, (ii) more than four (4) Shelf Underwritten Offerings in any twelve month period or (iii) more than four (4) Block Trades in any twelve month period, provided that the estimated proceeds of any such Block Trade shall not be less than $25,000,000, in each of the foregoing clauses (i), (ii) and (iii) pursuant to Section 2.1(c) or Section 2.2(a), as the case may be; provided, however, that a Registration shall not be counted for such purposes unless a Registration Statement that may be available at such time has become effective, and (B) in no event will Snita be entitled, with respect to any Conversion Shares held by it, to initiate more than an aggregate of three (3) Registrations pursuant to a Demand Registration or a Shelf Underwritten Offering (including a Block Trade) under Section 2.1(c) (including with respect

13 to a Block Trade) or Section 2.2(a), as the case may be; provided, however, that a Registration shall not be counted for such purposes unless a Registration Statement that may be available at such time has become effective. For the avoidance of doubt, a Registration that covers Registrable Securities (excluding Conversion Shares) and Conversion Shares, as applicable, shall be counted as a Registration under both Section 2.7(b)(A) and Section 2.7(b)(B). (h) Section 5.1 of the Registration Rights Agreement is amended by adding the following paragraph at the end of that section: Each Holder agrees to treat as confidential the receipt of any notices, requests, claims, demands and other communications hereunder and the information contained therein, and not to disclose or use the information contained in any such notice (or the existence thereof) without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally (other than as a result of disclosure by such Holder in breach of the terms of this Agreement). (i) Section 5.2 (c) of the Registration Rights Agreement is amended and restated as follows: (c) This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the applicable Holders, which shall be limited to (i) with respect to Registrable Securities (excluding any Conversion Shares), Permitted Transferees, and (ii) with respect to any Conversion Shares, any entity that becomes a party to the Facility Agreement as a Lender (as defined in the Facility Agreement) in accordance with Clause 20 of the Facility Agreement); provided, however, that (A) if Snita assigns, in whole or in part, its rights, duties and obligations hereunder with respect to Conversion Shares, as described in (ii) in the foregoing, at least a majority in interest of the then-outstanding number of Conversion Shares held by Snita and/or any of its assignees under the Facility Agreement (such category of Holders, the “Snita Holders”) shall be necessary to exercise any rights of Snita under the Registration Rights Agreement; (B) at least a majority in interest of the then-outstanding number of Registrable Securities (excluding any Conversion Shares) held by Parent Holders shall be necessary to exercise any rights of such Parent Holders under the Registration Rights Agreement; and (C) upon the execution and delivery of a written agreement of an assignee, as described in 14 Section 5.2 (e) hereto, such assignee shall join the category of Holder of Registrable Securities (i.e. Gores Holders, Parent Holders, Snita Holders or, as the case may be, any “Sponsor Holders” should the Sponsor assign any of its rights under Section 2.1(c) of the Registration Rights Agreement to an assignee pursuant to Section 5.2 hereto), in each case as set forth on the signature page to any Section 5.2 (e) written agreement of an assignee. 2. Effect of Amendment. This Amendment No. 3 shall be effective as of the date first written above. For the avoidance of any doubt, all references: (a) in the Registration Rights Agreement to “this Agreement” and (b) to the Registration Rights Agreement in any other agreements, exhibits and schedules will, in each case, be deemed to be references to the Registration Rights Agreement as amended by this Amendment No. 3. Except as amended hereby, the Registration Rights Agreement will continue in full force and effect and shall be otherwise unaffected hereby. This Amendment No. 3 shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment No. 3 only may be amended by the parties hereto by execution of an instrument in writing signed on behalf of each of such parties. 3. Incorporation by Reference. Sections 1.02 (Construction); 11.03 (Assignment); 11.06 (Governing Law); 11.07 (Captions; Counterparts); 11.09 (Entire Agreement); 11.10 (Amendments); 11.11 (Severability); 11.12 (Jurisdiction); 11.13 (Waiver of Jury Trial) and 11.14 (Enforcement) of the Business Combination Agreement are incorporated herein and shall apply to this Amendment No. 3 mutatis mutandis. [Signature Pages Follow] [Signature Page to Amendment No. 3 to the Registration Rights Agreement] IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 3 to be executed as of the date first written above. COMPANY: POLESTAR AUTOMOTIVE HOLDING UK PLC By: /s/ Thomas Ingenlath Name: Thomas Ingenlath Title: Chief Executive Officer By: /s/ Johan Malmqvist Name: Johan Malmqvist Title: Chief Financial Officer [Signature Page to Amendment No. 3 to the Registration Rights Agreement] IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 3 to be executed as of the date first written above. GORES HOLDERS: GORES GUGGENHEIM SPONSOR LLC, By: /s/ Andrew McBride Name: Andrew McBride Title: Authorized Signatory Address: [***] Email: [***] By: /s/ Randall Bort Name: Randall Bort Address: [***] Email: [***] By: /s/ Elizabeth Marcellino Name: Elizabeth Marcellino Address: [***] Email: [***] By: /s/ Nancy Tellem Name: Nancy Tellem Address: [***] Email: [***]

[Signature Page to Amendment No. 3 to the Registration Rights Agreement] IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 3 to be executed as of the date first written above. PARENT HOLDERS: ZIBO HIGH-TECH INDUSTRIAL INVESTMENT CO., LTD. By: /s/ Chen Bin (陈斌) Name: Chen Bin (陈斌) Address: Email: [Signature Page to Amendment No. 3 to the Registration Rights Agreement] ZIBO FINANCIAL HOLDING GROUP CO., LTD By: /s/ Wang Xiqing (王习庆) Name: Wang Xiqing (王习庆) Address: Email: [Signature Page to Amendment No. 3 to the Registration Rights Agreement] CHONGQING LIANGJIANG (重庆承星股 权投资基金合伙企业（有限合伙）) By: /s/ Ai Yiming (艾益民) Name: Ai Yiming (艾益民) Address: Email: [Signature Page to Amendment No. 3 to the Registration Rights Agreement] NORTHPOLE GLY 1 LP By: /s/ Hrvoje Krkalo Name: Hrvoje Krkalo, for and on behalf of Northpole GLY GP1, for itself and its capacity as the general partner of Northpole GLY 1 LP Address: [***] Email: [***]

[Signature Page to Amendment No. 3 to the Registration Rights Agreement] GLY NEW MOBILITY 1. LP By: /s/ Hrvoje Krkalo Name: Hrvoje Krkalo, for and on behalf of GLY New Mobility 1, for itself and its capacity as the general partner of GLY New Mobility 1. LP Address: [***] Email: [***] [Signature Page to Amendment No. 3 to the Registration Rights Agreement] SNITA HOLDING B.V. By: /s/ Per Ansgar Name: Per Ansgar Address: Email: [***] By: /s/ Lex Kerssemakers Name: Lex Kerssemakers Address: Email: [***] [Signature Page to Amendment No. 3 to the Registration Rights Agreement] PSD INVESTMENT LIMITED By: /s/ Li Shufu (李书福) Name: Li Shufu (李书福) Address: Email: By: _____________ Name: Address: Email: